MOTOR OPERATED COMMERCIAL FOOD PREPARING MACHINES

K-TEC - Orem, UT USA

Trade Name(s): Blendtec.

Commercial Blender, Model No. ES-3. Model Nos. ICB, ABC followed by -3 to -7.

Commercial Electric Blenders, Model Nos. Series ABC-3, ABC-5, ABC-6, ABC-7, ES-3, ICB-3, ICB- 4, ICB-5, ICB-6, ICB-7 (may be installed on counter, stand).

Commercial Electric Blenders/Dispensers, Model Nos. BDI-, BI- followed by 501, 503, 505, 506, 507, 508, 509, 510, 511, 513, 515, 516, 517, 518, 519, 520. Model Nos. BD8-501, BD8-502, D4, D8.

Commercial Electric Blender with Ice Dispenser & Optional Refrigeration & Juice Dispenser, MegaBlender, Model Nos. MB-1, MB-2.

Long John Silver's Commercial Batter Mixer, Model No. LJ-1.

Self-Serve Smoothie Machine, Model No. S01A.

Evaluated to the following...
A representative sample of the listed devices have been tested, investigated and found to comply with the requirements of the Standard(s) for Motor Operated Commercial Food Preparing Machines (UL- 763) and are identified with the ETL Listed Mark.